MEMORIAL FUNDS

                            Value Equity Fund

                          Institutional Shares

                   Supplement Dated January 1, 2001 to
                     Prospectus Dated June 22, 2000

On November 6, 2000, the Board of Trustees (the "Board") of the Memorial Funds (the "Trust") approved Memorial Investment Advisors, Inc. ("MIA") as the new investment adviser for Value Equity Fund (the "Fund"). Effective January 1, 2001, MIA will replace Forum Investment Advisors, LLC ("FIA") as the Fund's adviser. MIA will serve as interim investment adviser for the Fund under the same conditions and same annual advisory fee rate as the agreement with FIA. The Trust will seek shareholder approval of a new investment advisory agreement with MIA at a special shareholders' meeting that is planned for March 2001. If shareholders approve the agreement, MIA will serve as investment adviser for the Fund under the same terms and conditions and same annual advisory fee rate as the agreement with FIA. Page 5 of the Prospectus is amended by deleting the first paragraph under the Section "Adviser" and replacing it with the following:

          Memorial Investment Advisors, Inc. (the "Adviser"), 5847 San Felipe, Suite 875, Houston, Texas 77057, serves as investment adviser to the Fund. Subject to the general control of the Board, the Adviser is responsible for, among other things, developing a continuing investment program for the Fund in accordance with its investment objective, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of additional sub-advisers. The Adviser has entered into an investment sub-advisory agreement with the sub-adviser to exercise investment discretion over the assets (or a portion of assets) of the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 0.35 percent of the average daily net assets of the Fund.